UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2006

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	1-06446 (Commission File Number)	48-0290000 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously disclosed, on August 14, 2006, Kinder Morgan, Inc. announced it will sell its natural gas retail distribution and related operations in Colorado, Nebraska, Wyoming and Hermosillo, Mexico, to GE Energy Financial Services for $710 million plus working capital. The transaction is subject to certain closing conditions and regulatory approvals, including approvals from state utility commissions. Accordingly, in Kinder Morgan, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006, these U.S.-based natural gas distribution operations, which we sometimes refer to as Kinder Morgan Retail, were reflected as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. We have revised the information set forth in Exhibit 99.1 hereto to reflect Kinder Morgan Retail as discontinued operations for all periods presented in that Exhibit. A copy of these revised financial statements as of December 31, 2004 and 2005, and for each of the three years in the period ended December 31, 2005, including selected financial data as of and for each of the five years in the period ended December 31, 2005, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits.

12.1

Statement re: computation of ratio of earnings to fixed charges

23.1

Consent of PricewaterhouseCoopers LLP

99.1

Revised financial statements as of December 31, 2004 and 2005, and for each of the three years in the period ended December 31, 2005, including selected financial data as of and for each of the five years in the period ended December 31, 2005, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: November 13, 2006	By:	/s/ Joseph Listengart
Joseph Listengart Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

12.1	Statement re: computation of ratio of earnings to fixed charges
23.1	Consent of PricewaterhouseCoopers LLP

99.1

Revised financial statements as of December 31, 2004 and 2005, and for each of the three years in the period ended December 31, 2005, including selected financial data as of and for each of the five years in the period ended December 31, 2005, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risk.